UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 16, 2022, the Board of Directors (the “Board”) of Riley Exploration Permian, Inc. (the “Company”) acting by unanimous written consent (the “Board Consent”) approved the amendment and restatement of Company’s bylaws (the “Restated Bylaws”) to change the Company’s fiscal year period from October 1 through September 30 to a fiscal year period from January 1 through December 31 each year commencing with the 2022 fiscal year. The Restated Bylaws require the adoption and approval of the holders of record of at least a majority of the issued and outstanding shares of common stock of the Company. The Board Consent set August 17, 2022 as the record date (“Record Date”) for purposes of the stockholder action to approve the Restated Bylaws.

On August 19, 2022, certain stockholders (the “Majority Stockholders”) of the Company took action by written consent in lieu of a meeting (“Written Consent”) to adopt and approve the Restated Bylaws, which includes the change of the Company’s fiscal year period described above. As of the Record Date, the Majority Stockholders held 14,902,286, or approximately 75% of the Company’s issued and outstanding common stock.

On August 22, 2022, the Company filed a preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission (“Information Statement”) describing the action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock of the Company to approve the Restated Bylaws. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Restated Bylaws will become effective 20 calendar days after the date on which the definitive Information Statement is sent or given to the Company’s stockholders.

The above description is only a summary and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is provided in Exhibit A to the Information Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: August 22, 2022	By:	/s/ Kevin Riley
Kevin Riley
President